Acquisition of Ocean Freight - Above market acquired time charter (Table) (Details) (Ocean Freight Above Market Acquired Time Charter [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2011
Ocean Freight Above Market Acquired Time Charter [Member]
Amount Acquired	$ 47,320
Amortization as of December 31, 2011	7,218
2012	17,012
2013	11,928
2014	7,957
2015	1,299
2016 and thereafter	$ 1,906